UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2022 (May 12, 2022)

NET 1 UEPS TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Florida	000-31203	98-0171860
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

President Place, 4th Floor, Cnr.
Jan Smuts Avenue and Bolton Road
 Rosebank, Johannesburg, South Africa
(Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: 011-27-11-343-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Shares	UEPS	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 12, 2022, Net 1 UEPS Technologies, Inc. ("Net1" or the "Company") filed its Amended and Restated Articles of Incorporation (the "Amendment and Restatement") with the Secretary of State of the State of Florida. The Amendment and Restatement was previously approved by the board of directors of the Company as described in the Company's most recent proxy statement and was approved by the Company's shareholders at its 2022 special meeting of shareholders held on May 6, 2022, as previously disclosed on the Company's Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on May 6, 2022. The Amendment and Restatement amends the Company's name from Net 1 UEPS Technologies, Inc. to Lesaka Technologies, Inc.

In connection with the Amendment and Restatement, the Board approved the proposal to amend the Amended and Restated Bylaws of the Company (the "Bylaws") by changing the name of the Company in the Bylaws to Lesaka Technologies, Inc.

The foregoing description is qualified in its entirety by reference to the Amendment and Restatement and Bylaws, copies of which are filed as Exhibit 3.1 and Exhibit 3.2 to this Current Report on Form 8-K and incorporated by reference into this Item 5.03.

On May 17, 2022, the Company issued a press release announcing change in its timetable to amend its stock tickers on the NasdaqGS and the Johannesburg Stock Exchange. A copy of the Company's press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Amended and Restated Articles of Incorporation of Lesaka Technologies, Inc.
3.2	Amended and Restated Bylaws of Lesaka Technologies, Inc.
99.1	Press Release, dated May 17, 2022, issued by Net 1 UEPS Technologies, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NET 1 UEPS TECHNOLOGIES, INC.

Date: May 17, 2022	By:	/s/ Naeem E. Kola
	Name:	Naeem E. Kola
	Title:	Group Chief Financial Officer